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                           NONSOLICITATION AGREEMENT


     This Agreement made as of this 2nd day of November, 1995, by and among Masada Security, Inc., a Delaware corporation ("Buyer"), The 593 Corporation, d/b/a Classic Alarms, a Louisiana corporation ("Seller"), and Anthony T. Mandina, an individual ("Mandina"), Edgar Casey, an individual ("Casey") and Alvin C. Beaudean, an individual ("Beaudean"). ("Mandina", "Casey" and "Beaudean" are collectively called the "Principals").

                               STATEMENT OF FACTS

     A. All capitalized terms used in this Agreement and not otherwise defined have the meanings given to them in that certain Agreement of Purchase and Sale dated as of the date hereof (the "Purchase Agreement")

     B. The Principals are the principal officers, directors and shareholders of Seller.

     C. Buyer intends to continue the operation of the Security Business, and Seller and the Principals are willing to enter into this Agreement as an inducement to Buyer to purchase the Security Business.

     NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, receipt of which is acknowledged, the parties, intending to be legally bound, covenant and agree as follows:

     1. Nonsolicitation. Seller and the Principals agree not to solicit or accept, for a period of two (2) years from the date hereof, any of the customers or accounts sold to Buyer under the Purchase Agreement for the purpose of providing electronic security, intercom, central vacuum, home automation, audio systems or related services.

     2.  Nondisclosure.

     (a) Seller and the Principals acknowledge that they possess certain confidential, proprietary and trade secret information relating to the customers and accounts sold to Buyer under the Purchase Agreement, including information regarding customer lists and files (including any notes or compilations which contain the names, addresses, telephone numbers or any contract information for or relating to such customers) and copies of contracts, agreements and related documents between Seller and such customers and accounts (collectively, the "Proprietary Information").


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     6. Severability.  If any provisions of this Agreement as applied to any party or to any circumstances will be adjudged by a court to be invalid or unenforceable, the same will in no way affect any other provision of this Agreement, the application of such provision in any other circumstances, or the validity or enforceability of this Agreement. Buyer, Seller and the Principals intend this Agreement to be enforced as written. If any provision or any part thereof is held to be invalid or unenforceable because of the duration thereof, all parties agree that the court making such determination will have the power to reduce the duration of such provision, and/or to delete specific words or phrases and in its modified form such provision will then be enforceable.

     7. Consent to Jurisdiction, Service and Venue. For the purpose of any suit, action or proceeding arising out of or relating to this Agreement, Seller and the Principals hereby irrevocably consent and submit to the jurisdiction and venue of any of the courts of the State of Alabama or of any federal court located in Alabama. Seller appoints and constitutes the Secretary of State of the State of Louisiana as its agent to accept and acknowledge on its behalf all service of process in connection with any such matter, copies of which process will be immediately mailed or delivered to Seller. Seller and the Principals hereby irrevocably waive any objection which they may now or hereafter have to the venue of any such suit, action or proceeding brought in such court and any claim that such suit, action or proceeding brought in such court has been brought in an inconvenient forum and agree that service of process in accordance with the foregoing sentence will be deemed in every respect effective and valid personal service of process upon Seller and the Principals. The provisions of this Section will not limit or otherwise affect the right of Buyer to institute and conduct an action in any other appropriate manner, jurisdiction or court.

     8. WAIVER OF JURY TRIAL. BUYER, SELLER AND THE PRINCIPALS WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS AGREEMENT.

     9. Notices. All notices or other communications required or permitted hereunder will be in writing and will be deemed given or delivered when delivered (i) personally, (ii) by registered or certified mail, (iii) by legible facsimile transmission or (iv) by overnight courier (fare prepaid), in all cases addressed as follows:


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If to Buyer, to:

Charles F. Armstrong
Vice President of Corporate Development
Masada Security, Inc.
950 22nd Street North, Suite 800
Birmingham, Alabama 35203
Telecopy: 800-531-3293

If to Seller, to:

Alvin C. Beaudean
President
The 593 Corporation
3231 North I-10 Service Road
Metairie, Louisiana 70002

If to the Principals, to:

c/o William J. Dutel, Esquire
325 N. New Hampshire Street
Covington, Louisiana 70433
Telecopy:  504-582-2422

or to such address as such party may indicate by a notice delivered to the other parties hereto. Notice will be deemed received the same day (when delivered personally), five (5) days after mailing (when sent by registered or certified mail), or the next business day (when sent by facsimile transmission or when delivered by overnight courier). Any party to this Agreement may change its address to which all communications and notices may be sent by addressing notices of such change in the manner provided.

     10. Entire Agreement. This Agreement is an integrated document, contains the entire agreement between the parties, and wholly cancels, terminates and supersedes any and all previous and/or contemporaneous oral agreements, negotiations, commitments and writings between the parties with respect to such subject matter, except for the Purchase Agreement. No change, modification, extension, termination, discharge, abandonment or waiver of this Agreement or any of its provisions, nor any representation, promise or condition relating to this Agreement, will be binding upon the parties unless made in writing and signed by the parties.

     11. Interpretation. The descriptive headings of the Sections are for ease of reference only and will in no way affect or be used to construe or interpret this Agreement. All references to Sections and subsections contained in this Agreement are references to the Sections


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and subsections of this Agreement.  The terms and conditions of this Agreement will not be construed against its drafter. The word "including" means "including without limitation."

     12. Remedies Cumulative. It is agreed that the rights and remedies herein provided in case of any default or breach by Seller and the Principals of this Agreement are cumulative and will not affect in any manner any other remedies that Buyer may have by reason of such default or breach by Seller or the Principals. The exercise of any right or remedy will be without prejudice to the right to exercise any other right or remedy provided herein, by law or by equity.

     13. Waiver. No waiver of any right or remedy allowed hereunder will be implied by the failure to enforce any such right or remedy. No express waiver will affect any such right or remedy other than that to which the waiver is applicable and only for that occurrence.

     14. Parties in Interest. This Agreement will be binding upon and will inure to the benefit of Buyer and its successors and assigns and the permitted heirs, successors and assigns of Seller and the Principals.

     15. Assignment. Buyer has the right to assign this Agreement to any third party without the consent of Seller or the Principals. Seller and the Principals will have no right to assign this Agreement.

     16. Governing Law. This Agreement and the rights and the obligations of the parties is governed by and construed and enforced in accordance with the laws of the State of Alabama without regard to any jurisdiction's conflicts of law provisions.

     17. Joint and Several Obligations. Seller and the Principals acknowledge that all of their agreements and covenants contained in this Agreement are made on a joint and several basis.

     18. Incorporation by Reference. Any and all Schedules, Exhibits, recitals, statements (including the Statement of Facts), reports, certificates or other documents or instruments referred to or attached to this Agreement are incorporated by reference into this Agreement.

     19. Expenses. Buyer, Seller and the Principals each agree to pay all of their respective costs and expenses incident to the negotiation and preparation of this Agreement and to the performance and compliance with all agreements and conditions contained herein on their part to be performed or complied with, including the fees and costs of their counsel and accountants; provided, however, that Seller agrees to pay Buyer's legal fees and costs in the event Buyer must go to court to enforce this Agreement.


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     20. Counterparts; Telecopy.  This Agreement may be executed in one or more counterparts, each of which when taken together will comprise one instrument. Delivery of executed signature pages hereof by facsimile transmission will constitute effective and binding execution and delivery.

     21. Consultation.  Seller and the Principals acknowledge that they have:
(a) carefully read and fully understood all of the provisions of this Agreement, and (b) had an opportunity to consult with their respective attorneys prior to executing this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first above written.

                                     MASADA SECURITY, INC.


                                     By: /s/ Charles F. Armstrong
                                        ---------------------------------

                                     THE 593 CORPORATION


                                     By: /s/ Alvin C. Beaudean
                                        ---------------------------------


                                     /s/ Anthony T. Mandina,
                                     ------------------------------------
                                     Anthony T. Mandina, an individual


                                     /s/ Edgar Casey
                                     ------------------------------------
                                     Edgar Casey, an individual


                                     /s/ Alvin c. Beaudean
                                     ------------------------------------
                                     Alvin C. Beaudean, an individual


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